CAREER EDUCATION CORPORATION
THIRD QUARTER 2014
INVESTOR CONFERENCE CALL
NOVEMBER 6, 2014
Reid Simpson
Senior Vice President & Chief Financial Officer
Scott Steffey
President & Chief Executive Officer
Exhibit 99.2

Cautionary Statements & Disclosures

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934,
as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “projected,”
“believe,” “anticipate,” “will,” “expect,” “estimate,” “continue to” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item
1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or any of the forward-looking statements to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis.   The Company believes it is useful to present non-GAAP
financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed  or exceeded expectations.  The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website.

Strengthen Academic Outcomes, Enhance Regulatory
Compliance and Simplify Business Model
Strengthen Academic Outcomes
•
Intellipath
adaptive learning tool is driving students to engage more in their learning.
• Significant increase in student pass rates.
Enhance Regulatory Compliance
• Higher Learning Commission continued the regional accreditation of CTU and
AIU.
• 160 basis point improvement in 2011 consolidated cohort default rate (vs.
2010).
• All of our 32 ACICS-accredited campuses not in teach-out reported placement rates greater than the compliance threshold of 60 percent; 26 met or exceeded the higher benchmark rate of 70 percent.
Simplify Business Model
• Divested International Schools and consolidated Career College brands.
• Opportunities to better integrate operations.

Change in Total Student Enrollments vs. Prior Year Quarter
(1,300)
(2,900)
(4,200)
(700)
(2,600)
(3,300)
(800)
(2,200)
(3,000)
(600)
(800)
(1,400)
(700)
(500)
(1,200)
CTU
AIU

Sequential Improvement in Decline of Total Student Enrollments - University 4 Q3 ‘13 Q4 ‘13 Q1 ‘14 Q2 ’14 Q3 ‘14

Total Student Enrollments
12,000
11,600
13,300 (1)
10,800 (1)
11,500
20,500
20,800
20,600
19,800
19,800
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
CTU
AIU

Total Student Enrollments - University
31,300
32,500
32,400
33,900
30,600
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014.  All other periods each had two AIU start dates.

Total Student Enrollments
10,500
18,200
10,100
18,500
11,800 (1)
18,400
10,700 (1)
17,900
10,300
18,000
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
CTU
AIU

Total Student Enrollments – University (Online Only)
28,300 28,700
28,600
30,200
28,600
(1) AIU had three start dates in 1Q 2014 and two start dates in 2Q 2014 which explains why there is a spike in total enrollments in 1Q 2014 and a corresponding decrease in 2Q 2014.  All other periods each had two AIU start dates.

Total Student Enrollments
8,000
11,200
7,900
10,000
8,400
10,700
8,000
8,600
10,100 (1)
10,000
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
Career Colleges
Culinary Arts

Total Student Enrollments – Career Schools
19,200
17,900
19,100
16,600
20,100
(1) Culinary Arts had a shift in start dates as compared to the prior year, therefore Q3 2014 had an additional start which was reflected in Q4 2013 in the prior year.

$302
$1,133
$272
$951
$213
$660
$199
$594
FY 2012
FY 2013
YTD 3Q 2013
YTD 3Q 2014
Other Operating Expenses
Advertising
Impairments
Insurance Recovery
Legal Settlements

Reduce Organizational Cost Structure – Progress Underway
$1,542
$1,272
Reduced by
$212 million
Operating Expenses ($ millions)
FY 2012 & FY 2013 data as reported in the Company’s 2013 10-K and based on schools that were in continuing operations at 12/31/13.
YTD 3Q 2013 and YTD 3Q 2014 data as reported in the Company’s 3Q 2014 10-Q and based on schools that were in continuing operations at 9/30/14.
$899
$814
Reduced by
$80 million

of Transitional Campuses

32
30
21
13
13 (1)
12
8
4
0
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
4Q 2015
4Q 2016
4Q 2017

9 Phase Down of Transitional School Campuses (1) Taught out 3 campuses and announced 3 additional campuses for teach-out during 3Q 2014

($35.9)
($27.1)
($26.0)
Q4 POSITIVE
POSITIVE
$ in millions

Adjusted EBITDA – Ongoing Operations
Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ’14 FY ‘15
ACTUALS
PROJECTED
Trailing Twelve Months Adjusted EBITDA
Numbers exclude significant items (including Transitional Schools) as disclosed in the Non-GAAP reconciliation at the end of these slides.

Trailing Twelve Months Adjusted EBITDA
($92.5)
($88.6)
($79.7)
($71.0)
($62.0)
$ in millions

Adjusted EBITDA – Transitional & Discontinued Operations
Q1 ‘14 Q2 ‘14 Q3 ‘14 Q4 ’14 FY ‘15
ACTUALS
PROJECTED
Numbers exclude significant items (including International segment) as disclosed in the Non-GAAP reconciliation at the end of these slides.

Future Lease Obligations are Declining
(1) Lease obligations are inclusive of rent payments but exclude operating expenses.
(2) Amounts provided are for the full year of 2014.
(3) Amounts provided are for executed sublease agreements.
2014
(2)
2015 2016 2017 2018 2019
2020 &
Thereafter Total
Gross operating lease obligations
(1)
Ongoing operations 61,024 $     60,148 $     55,194 $     46,199 $     45,203 $     35,389 $     43,985 $         347,142 $
Transitional & Discontinued operations 38,024 $     31,541 $     24,045 $     21,357 $     14,122 $     6,516 $       2,863 $           138,468 $
Total gross operating lease obligations 99,048 $     91,689 $     79,239 $     67,556 $     59,325 $     41,905 $     46,848 $         485,610 $
Sublease income
Ongoing operations 2,245 $       4,227 $       2,936 $       2,812 $       2,466 $       1,821 $       1,068 $           17,575 $
Transitional & Discontinued operations 1,145 $       4,737 $       4,510 $       4,190 $       145 $          - $           - $                14,727 $
Total sublease income 3,390 $       8,964 $       7,446 $       7,002 $       2,611 $       1,821 $       1,068 $           32,302 $
Net operating lease obligations
Ongoing operations 58,779 $     55,921 $     52,258 $     43,387 $     42,737 $     33,568 $     42,917 $         329,567 $
Transitional & Discontinued operations 36,879 $     26,804 $     19,535 $     17,167 $     13,977 $     6,516 $       2,863 $           123,741 $
Total net contractual lease obligations 95,658 $     82,725 $     71,793 $     60,554 $     56,714 $     40,084 $     45,780 $         453,308 $
(3)

Cash, Cash Equivalents and Short-Term Investments (1)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$227,515
$315,661
$274,617
$250,900
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014

Strong Cash Position
(1)  Balances presented above are quarter end balances and include both Continuing and Discontinued Operations.
In (000’s)
(2)  The increase in 4Q 2013 is attributed to proceeds from the sale of the Company’s International segment.
$363,099
(2)

Reconciliation of GAAP to Non-GAAP Items
Adjusted EBITDA Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013
Ongoing Operations:
Pre-tax loss from continuing operations (44,787) $         (31,984) $         (39,930) $         (43,458) $         (54,989) $
Transitional Schools operating loss 11,390 9,642 8,259 12,944 10,099
Interest (income) expense, net (120) (177) (25) 65 15
Loss (gain) on sale of business - - - (68) 39
Depreciation and amortization
(3)
11,950 12,554 13,029 13,661 13,990
Stock-based compensation
(3)
950 1,020 1,341 1,580 1,713
Legal settlements
(3) (4)
- 1,600 5,850 17,000 300
14,396 7,403 74 3,050 11,513
(226) (879) (606) (2,924) 1,184
(8,588) - - - -
Adjusted EBITDA--Ongoing Operations
(2)
(15,035) $         (821) $               (12,008) $         1,850 $            (16,136) $
Adjusted EBITDA per diluted share (0.22) $             (0.01) $             (0.18) $             0.03 $               (0.24) $
Memo: Advertising Expenses
(3)
69,875 $          56,224 $          69,379 $          56,077 $          70,936 $
Pre-tax (loss)  income from discontinued operations (2,065) $           (12,726) $         (17,993) $         117,272 $        (21,712) $
Transitional Schools operating loss (11,390) (9,642) (8,259) (12,944) (10,099)
Loss (gain) on sale of business
(8)
- 311 - (130,109) -
International Schools operating (income) loss
(7)
- - - (11,434) 7,608
Interest (income) expense, net - - - (51) (21)
Depreciation and amortization
(8)
1,191 1,840 2,402 2,765 2,961
Legal settlements
(8)
225 - - - -
89 51 (7) 3,933 72
(3,485) 1,436 3,099 5,766 (3,092)
Adjusted EBITDA--Transitional and Discontinued Operations
(2)
(15,435) $         (18,730) $         (20,758) $         (24,802) $         (24,283) $
Adjusted EBITDA per diluted share (0.23) $             (0.28) $             (0.31) $             (0.37) $             (0.36) $
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(1)
(In thousands, except per share amounts)
Insurance recovery
Asset impairments
(3) (5)
Unused space charges
(3) (6)
Asset impairments
(8)
Unused space charges
(6) (8)
Transitional Schools and Discontinued Operations:

Reconciliation of GAAP to Non-GAAP Items – con’t
(1)
(2)
(3)
(4)
Q3 2014 Q2 2014 Q1 2014 Q4 2013 Q3 2013
CTU - $                 - $
(900)
$               1,300 $            - $
Career Colleges - - - 200 300
Culinary Arts - 2,000
3,000
15,500 -
Corporate & Other - (400) 3,750 - -
Total - $                 1,600 $
5,850
$
17,000
$

$
(5)
(6)
(7)
(8)
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its ongoing operations.  As a general matter, the
Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its ongoing operations, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the
Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed or exceeded expectations.
We believe Adjusted EBITDA allows us to compare our current operating results with corresponding historical periods and with the operational performance of other companies in our industry because it does not give effect to potential differences caused by items we do not consider reflective of underlying operating performance. We also present Adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of performance. In evaluating Adjusted EBITDA, investors should be aware that in the future we may incur expenses similar to the adjustments presented above. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of our liquidity.
Non-GAAP financial measures when viewed in a reconciliation to corresponding GAAP financial measures, provides an additional way of viewing the Company's results of operations and the factors and trends affecting the Company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with
GAAP.
Management assesses results of operations for ongoing operations, which excludes Transitional Schools, separately from Transitional Schools. As schools within the Transitional Schools segment are fully taught-out, these schools will be recast as components of Discontinued Operations. As a result, management views adjusted EBITDA from ongoing operations separately from Transitional Schools and Discontinued Operations to assess results and make decisions.  Accordingly, Transitional Schools operating loss is added back to pre-tax loss from continuing operations and subtracted from pre-tax loss from discontinued operations.
Quarterly amounts relate to ongoing operations, which excludes Transitional Schools.
Legal settlement amounts are net of insurance recoveries and are recorded within the following segments:
Asset impairments primarily relate to impairment charges within Culinary Arts of $1.5 million, $7.4 million and $10.7 million which were recorded during the third quarter of 2014, second quarter of
2014 and third quarter of 2013, respectively, and within Career Colleges of $12.8 million and $2.9 million recorded during the third quarter of 2014 and the fourth quarter of 2013, respectively.
Unused space charges represent the net present value of remaining lease obligations less an estimated amount for sublease income as well as the subsequent accretion of these charges.
The International Schools segment was sold during the fourth quarter of 2013. As such, management excludes operations from the International Schools when assessing results and trends of Transitional Schools and
Discontinued Operations.
Quarterly amounts relate to Transitional Schools and Discontinued Operations, excluding International.

16 End of Presentation